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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event

                           Reported): April 26, 1999

            DLJ MORTGAGE ACCEPTANCE CORP., (as depositor under the
                   Pooling and Servicing Agreement, dated as
              of April 1, 1999, providing for the issuance of the
                        DLJ MORTGAGE ACCEPTANCE CORP.,
                               GEM Trust 1999-1
            GEM Mortgage Pass-Through Certificates, Series 1999-1).

                         DLJ MORTGAGE ACCEPTANCE CORP.
                      ----------------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                   333-59691               13-3460894
----------------------------        -----------          --------------------
(State or Other Jurisdiction        (Commission            (I.R.S. Employer
     of Incorporation)              File Number)          Identification No.)

  277 Park Avenue
  New York, New York                                              10172
----------------------                                          ---------
(Address of Principal                                           (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212) 892-3000

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Item 5.  Other Events.

Filing of Computational Materials
---------------------------------

         Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), DLJ Mortgage Acceptance Corp., Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its GEM Mortgage Pass-Through Certificates, Series 1999-1.

         In connection with the offering of the GEM Mortgage Pass-Through Certificates, Series 1999-1, Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), as underwriter of the Certificates, has prepared certain materials (the "Computational Materials") for distribution to their potential investors. Although the Company provided DLJ with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

         For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials, listed as Exhibit 99.1 hereto are filed on Form SE dated April 29, 1999.

------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated March 26, 1999 and the prospectus supplement dated April 26, 1999, of DLJ Mortgage Acceptance Corp., relating to its GEM Mortgage Pass-Through Certificates, Series 1999-1.


Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         -------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1     Computational Materials.
                  filed on Form SE dated April 29, 1999.



                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          DLJ MORTGAGE ACCEPTANCE CORP.

                                          By:  /s/ Shannon Smith
                                              -------------------------
                                               Name:    Shannon Smith
                                               Title:   Senior Vice President

Dated:  April 29, 1999


Exhibit Index
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Exhibit                                                              Page
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99.1      Computational  Materials
          filed on Form SE dated  April  29, 1999.